EXHIBIT 10.2

AMENDMENT TO THE
XBOX™ PUBLISHER LICENSING AGREEMENT
(Tiered Royalty Rate Structure and Xbox Platinum Hits Program)

This Amendment (“Amendment”) is entered into and effective as of January 31, 2003 (the “Effective Date”) by and between Microsoft Licensing, Inc., a Nevada corporation (“Microsoft”), and THQ Inc. (“Licensee”), and supplements the Xbox™ Publisher License Agreement between the parties dated as of  March 20, 2001  (“PLA”), and as previously amended.

RECITALS

A.                                    Whereas, Microsoft and its affiliated companies develop and license a computer game system, known as the Xbox™ game system; and

B.                                    Whereas, Licensee is an experienced publisher of software products and is developing and publishing one or more software products to run on the Xbox™ game system pursuant to the parties’ PLA; and

C.                                    Whereas, the parties wish to amend the royalty rates set forth in the PLA in order to provide a more flexible worldwide royalty scale for Licensee’s Xbox games.

Accordingly, for and in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, receipt of which each party hereby acknowledges, Microsoft and Licensee agree as follows:

I.                                         DEFINITIONS; INTERPRETATION

a.                                       Except as expressly provided otherwise in this Amendment, capitalized terms shall have the same meanings ascribed to them in the PLA.

b.                                       The terms of the PLA are incorporated by reference, and except and to the extent expressly modified by this Amendment or any previous amendments, the PLA shall remain in full force and effect and is hereby ratified and confirmed.   The parties acknowledge that except as expressly set forth herein, this Amendment supersedes any prior amendments to the PLA related to manufactured Finished Product Unit (“FPU”) royalty rates and payments.

c.                                     “European Sales Territory” means for purposes of this Amendment the Territory comprising Europe, Australia and New Zealand, and any other countries which may be added by Microsoft at any time and from time to time following the date of this Amendment, as such additions shall be set forth in the Xbox Guide.

d.                                     “North American Sales Territory” means for purposes of this Amendment the Territory comprising the United States, Canada and Mexico, and any other countries which may be added by Microsoft at any time and from time to time following the date of this Amendment, as such additions shall be set forth in the Xbox Guide.

e.                                       “Asian Sales Territory Excluding Japan” means for purposes of this Amendment the Territory comprising Taiwan, Hong Kong, Singapore and Korea, and any other countries which may be added by Microsoft at any time and from time to time following the date of this Amendment, as such additions shall be set forth in the Xbox Guide.

f.                                         “Japan Sales Territory” means for purposes of this Amendment the country of Japan and any other countries which may be added by Microsoft at any time and from time to time following the date of this Amendment, as such additions shall be set forth in the Xbox Guide.

g.                                      “Standard FPU” means an FPU of a Software Title which is not a Platinum FPU.  The Commercial Release of a Software Title may only consist of Standard FPUs.

h.                                      “Platinum FPU” means an FPU of a Platinum Software Title, as such term is further defined in Section [7].1.6 of this Amendment.

MICROSOFT CONFIDENTIAL

i.                                         “Release to Manufacture” means the date when both parties (i.e., Microsoft and Licensee) have authorized the Authorized Replicator in a specific Manufacturing Region to begin replication of Standard and/or Platinum FPUs for distribution to a specified Sales Territory.

j.                                         “Base Royalty” means the licensing fee to be paid to Microsoft that is based on a combination of:

i.            the Wholesale Price (for North America and Europe) or the Suggested Retail Price (for Japan) of an FPU;

ii.        the Manufacturing Region (as defined in Section [7].1.4.1 of the Agreement, as restated below); and

iii.    the Sales Territory (as defined in Section [7].1.4.1 of the Agreement, as restated below).

Base Royalty is further defined in Section [7].1.4.1.

k.                                     “Wholesale Price” means the **** price which Licensee intends to charge retailers and/or distributors in bona fide third party transactions for the right to license the Software Title for resale, it being agreed that (i) ****; (ii) if Licensee enters into an agreement with a third party providing the third party with the exclusive right to distribute the Software Title in a Sales Territory, the Wholesale Price shall be governed by the ****; and (iii) if the Wholesale Price varies among countries in a single Sales Territory, the  for the Territory shall be used to determine the Base Royalty for the entire Sales Territory.

II.                                     REVISED ROYALTY RATES.   The section of the PLA entitled “Royalties” (which may be either Section 6.1 or 7.1 of Licensee’s PLA)  is amended and restated in its entirety to read as follows:

[7].1                       Royalties.

[7].1.1           Royalty Payments.  In accordance with the terms of this Section [7], Licensee shall have the option of paying the  Standard FPU royalties in US Dollars, Japanese Yen or Euros.  Licensee shall exercise its option by completing, signing and returning to Microsoft the Xbox Publisher Royalty Selection Form annexed as Exhibit 1 hereto, and designating the appropriate box thereby selecting  to pay royalties on either a “Worldwide” or “Regional” basis, it being agreed that, if Licensee does not complete and return the Royalty Selection Form within **** days following the Effective Date of this Amendment, then the Regional or Worldwide option that Licensee designated prior to the Effective Date of this Amendment shall remain in effect.    The royalty selection designation shall be binding throughout the Term of this Agreement for all of Licensee’s Software Titles.  If Licensee elects to pay on a Worldwide basis, it shall pay royalties in US Dollars regardless of where the Standard FPUs are distributed or manufactured.  If Licensee elects to pay on a Regional basis, it shall pay royalties in US Dollars, Japanese Yen or Euros in accordance with the table set forth in this Section [7].1 (“Royalty Table”) and the following provisions.

(a)  If Licensee has chosen regional billing and the Authorized Replicator manufacturing the Standard FPUs is located in Japan, Singapore, Malaysia or Taiwan, Licensee shall pay its royalty denominated in Japanese Yen as set forth in the Royalty Table for such Standard FPUs.

(b)  If Licensee has chosen regional billing and the Authorized Replicator manufacturing the Standard FPUs is located within Europe, Licensee shall pay its royalty denominated in Euros as set forth in the Royalty Table for such Standard FPUs.

(c)  If Licensee has chosen regional billing and the Authorized Replicator manufacturing the Standard FPUs is located in any other country or region of the world, Licensee shall pay its royalty denominated in US Dollars as set forth in the Royalty Table for such Standard FPUs.

[7].1.2             Notwithstanding the foregoing, in the event the conversion ratio for either Yen or Euros to Dollars, as described by the Reuters news service as set forth on “Reuters.com” (as of 4:00 p.m. London, England time), falls outside the foreign exchange trading range as set forth in the chart below, for a period of time greater than **** consecutive days, Microsoft may then, in its good faith discretion and according to its normal practices, readjust the royalty amounts set forth in the Royalty Table for that currency.  Microsoft shall provide Licensee with notice of any such changes in the royalty amounts.

*  Confidential portion omitted and filed separately with the Securities and Exchange Commission.

Yen/Euro to US Dollar Trading Range

	Minimum	Maximum

Yen	****	****
Euros	****	****

[7].1.3             Release to Manufacture Within **** of Receipt of Executed Amendment.  With respect to the specific Sales Territories in which Software Titles Release to Manufacture prior to or within **** after the date that Microsoft receives executed copies of this Amendment from Licensee (“Execution Date”), Licensee shall pay Microsoft nonrefundable royalties, on a Software Title-by-Software Title basis, for each Standard FPU manufactured during the Term of this Agreement, in accordance with the following table:

Standard FPUs Manufactured	Royalty per Applicable Standard FPU US Dollars Yen Euros

Units ****	****
****
****

Units ****	****
****
****

Units ****	****
****
****
Units **** and above	****
****
****

Notwithstanding the foregoing, **** will be payable hereunder with respect to any Demo Versions.

[7].1.4             Release to Manufacture **** After Receipt of Executed Amendment

[7].1.4.1                                                 Base Royalties.  With respect to the specific Sales Territories in which Software Titles Release to Manufacture at least **** after the Execution Date, Licensee shall pay Microsoft nonrefundable Base Royalties, on a Software Title-by-Software Title basis, for each Standard FPU manufactured during the Term of this Agreement, in accordance with the Base Royalty tables set forth in this Section [7].1.4 and the “Unit Discount” table set forth in  Section [7].1.5.  If Licensee has chosen the Worldwide billing option, (i) the applicable Base Royalty for Standard FPUs for Software Titles intended for sale in the European and North American Sales Territories shall be determined by the Wholesale Price of the Software Title, and for Software Titles intended for sale in the Japan Sales Territory, the Base Royalty shall be determined by the Suggested Retail Price; and (ii) the Base Royalty shall always be payable in United States Dollars.  If Licensee has chosen the Regional billing option, the applicable Base Royalty for Standard FPUs for Software Titles intended for sale in the European, Japan and North American Sales Territories shall be determined by: (x) the Wholesale Price of the Software Title (for Japan, the Suggested Retail Price); (y) the Territory in which the Standard FPUs are manufactured (the “Manufacturing Region”); and (z) the Territory in which Licensee intends to sell the Standard FPUs (the “Sales Territory”).  In addition, if Licensee has chosen the Regional billing option, the applicable currency for payment of the Base Royalty shall be solely determined by the Manufacturing Region of the applicable FPUs.  The applicable Base Royalty for Standard FPUs for Software Titles intended for sale in the Asian

*  Confidential portion omitted and filed separately with the Securities and Exchange Commission.

Sales Territory Excluding Japan shall be, until further notice from Microsoft, determined solely by the Manufacturing Region.  Base Royalties per Sales Territory for both the Worldwide and Regional billing options are set forth in the following tables:

North American Sales Territory

	Wholesale Price	North American Manufacturing Region	European Manufacturing Region	Asian Manufacturing Region	Wordwide Billing Option

Tier 1	****	****	****	****	****
Tier 2	****	****	****	****	****
Tier 3	****	****	****	****	****

European Sales Territory

	Wholesale Price	North American Manufacturing Region	European Manufacturing Region	Asian Manufacturing Region	Worldwide Billing Option

Tier 1	****	****	****	****	****
Tier 2	****	****	****	****	****
Tier 3	****	****	****	****	****

Japan Sales Territory

	Suggested Retail Price	North American Manufacturing Region	European Manufacturing Region	Asian Manufacturing Region	Worldwide Billing Option

Tier 1	****	****	****	****	****
Tier 2	****	****	****	****	****
Tier 3	****	****	****	****	****

Asian Sales Territory Excluding Japan

North American Manufacturing Region	European Manufacturing Region	Asian Manufacturing Region	Worldwide Billing Option
** **	****	****	****

[7].1.4.2   Determination of Base Royalty Tier.  Regardless of whether Licensee has chosen the Worldwide or Regional billing option, in order for the appropriate royalty tier to be applied to Licensee’s Standard FPUs, Licensee shall submit a completed and signed Royalty Tier Selection Form in the form attached hereto as Exhibit 2 for each Software Title’s Sales Territory to Microsoft no later than forty-five (45) days prior to the date of Licensee’s first submission to Microsoft of the final release version of such Software Title for certification in each Sales Territory.  Notwithstanding the foregoing, if Licensee chooses not to reveal a Software Title’s Wholesale Price range (or, in the case of the Japan Territory, Suggested Retail Price range), it shall have no obligation to submit a Royalty Tier Selection Form; provided, however, that in such case, (i) the Base Royalty for such Software Title shall be the **** for such Software Title, ****

*  Confidential portion omitted and filed separately with the Securities and Exchange Commission.

of the actual Wholesale (or Suggested Retail) Price; and (ii) unless notified otherwise by Licensee in writing, the Sales territory for any FPUs for the Software Title shall be deemed to be the same as the Manufacturing Region for such FPUs.  Additionally, if Licensee, for any other reason, fails to submit a Royalty Tier Selection Form for a Software Title within the time frame specified above, (a) the Base Royalty will **** to the applicable ****, **** of the actual Wholesale (or Suggested Retail) Price; and (b) unless notified otherwise by Licensee in writing, the Sales territory for any FPUs for the Software Title shall be deemed to be the same as the Manufacturing Region for such FPUs.  Following the selection of a Base Royalty by Licensee in accordance with this Section for a Software Title in a Sales Territory, such Base Royalty shall be binding with respect to such Software Title in such Sales Territory, even if the Wholesale (or Suggested Retail) Price is reduced following the Software Title’s Commercial Release in such Sales Territory.    Notwithstanding the foregoing,**** will be payable hereunder with respect to any Demo Versions.

[7].1.5             Unit Discounts.   Regardless of whether Licensee has chosen the Worldwide or Regional Billing option, Licensee shall be eligible for a discount (a “Unit Discount”) on the applicable Base Royalty based on the **** of Standard FPUs that have been **** in each Sales Territory, regardless of Manufacturing Region.  The discount will be rounded up to the nearest Cent, Yen or hundreth of a Euro.   The discount schedule will be updated and revised  in the first calendar quarter each year and will be effective starting the following July.  The following discount grid is the first of such discount schedules and will be effective immediately but only for Software Titles that Commercially Release on or after ****.

Unit Discount	North American Sales Territory (Number of Standard FPUs Manufactured)	European Sales Territory (Number of Standard FPUs Manufactured)	Japan Sales Territory (Number of Standard FPUs Manufactured)	Asian Sales Territory Excluding Japan (Number of Standard FPUs Manufactured)
****	****	****	****	* ****
****	****	****	****	*
****	****	****	****	*
****	****	****	****	*
****	****	****	****	*

* ****

For purposes of the following examples, it is assumed that Licensee has chosen the Regional billing option and has properly selected the applicable Base Royalty in accordance with the provisions of this Section.

Example 1:   Licensee manufactures a Software Title in the North American Manufacturing Region for sale in the North American Sales Territory with a wholesale price between **** and **** and with an initial order quantity of **** Standard FPUs.  Licensee manufactures the same Software Title in the European Manufacturing Region for sale in the European Sales Territory with a wholesale price between ** - ** and with an initial order quantity of **** Standard FPUs.   The actual applied royalty rates for this Software Title would be:

i.                                          For North American Sales Territory:

a.     **** for units **** through **** (**** discount)

b.              **** (i.e., **** x ****) for units **** through **** (**** discount)

ii.                                       For European Sales Territory:

a.     € **** for units **** through **** (**** discount)

Example 2:   Licensee manufactures a Software Title for sale in the North American Sales Territory with a wholesale price between **** and **** and with an initial order quantity of **** Standard FPUs manufactured in

*  Confidential portion omitted and filed separately with the Securities and Exchange Commission.

the North American Manufacturing Region, and a subsequent order quantity of **** Standard FPUs manufactured in the European Manufacturing Region for sale in the North American Sales Territory.  Licensee manufactures the same Software Title in the European Manufacturing Region for sale in the Japan Sales Territory at a suggested retail price below **** and with an initial order quantity of **** Standard FPUs.   The actual applied royalty rates for this Software Title would be:

i.                                          For North American Sales Territory:

a.     **** for units **** thru **** (**** discount)

b.     **** for units **** through **** (**** discount)

c.    **** (i.e., **** x ****) for units **** through **** (**** discount)

ii.                                       For Japan Sales Territory:

a.    **** for units **** through **** (**** discount)

[7].1.6             Royalty Rates for Platinum Program Software Titles.      If Licensee elects to publish a Software Title under the “Xbox Platinum Hits Program” (as such program has been established in the North American Sales Territory and the European Sales Territory) (such Software Title being referred to herein as a “Platinum Software Title”), Licensee shall pay to Microsoft the nonrefundable royalties set forth below, in lieu of the royalties otherwise specified in this Section [7], for each Platinum FPU manufactured during the Term of this Agreement.  Software Titles shall be eligible for the Xbox Platinum Hits Program commencing **** in the North American Sales Territory and commencing on **** in the European Sales Territory.  If and when Microsoft establishes a comparable program in the Japan and/or the Asian Sales Territory Excluding Japan (which decision shall be in Microsoft’s sole discretion), Microsoft shall provide Licensee with advance notice thereof, it being agreed that the per unit royalty to be paid by Licensee in connection with the Platinum Hits (or comparable) program in Japan shall be as set forth below.

Royalty Per Platinum FPU Manufactured
Sales Territory	North American Manufacturing Region	European Manufacturing Region	Japan Manufacturing Region
All	****	****	****

Notwithstanding the foregoing, **** will be payable hereunder with respect to any Demo Versions.

[7].1.6.1       Qualifying Software Titles.    In order for a Software Title to qualify as a Platinum Software Title in a Sales Territory, all of the following conditions must be satisfied:

(i)  The Software Title must have been Commercially Released and commercially available as a Standard FPU in the applicable Sales Territory for at least **** **** months;

(ii)  The following minimum Standard FPU manufacturing quantity for the applicable Sales Territory must have been met:

(a)                                For a Platinum FPU Commercial Release date between **** for the applicable Sales Territory:

•                                           **** Standard FPUs must have been manufactured for the North American Sales Territory.

•                                           **** Standard FPUs must have been manufactured for the European Sales Territory.

•                                           **** Standard FPUs (or such other minimum quantity as may be determined by Microsoft) must have manufactured for the Japan Sales Territory.

(b)                                 For a Platinum FPU  Commercial Release date between **** for the applicable Sales Territory:

*  Confidential portion omitted and filed separately with the Securities and Exchange Commission.

•                                           **** Standard FPUs must have been manufactured for the North American Sales Territory.

•                                           **** Standard FPUs must have been manufactured for the European Sales Territory.

•                                           **** Standard FPUs (or such other minimum quantity as determined by Microsoft) must have manufactured for the Japan Sales Territory.

(c)                                  For a Platinum FPU Commercial Release date **** for the applicable Sales Territory, quantities as determined by Microsoft

(iii)                              Wholesale Price per Platinum FPU must not exceed **** in the North American Sales Territory or **** in the European Sales Territory; and the suggested retail price must be less than **** in the Japan Sales Territory.

(iv)                             All Marketing Materials for a Platinum Software Title must clearly indicate that the Software Title is an Xbox Platinum Hit (or such other title that Microsoft designates for a comparable program in applicable Territories), and Licensee shall submit all such Marketing Materials to Microsoft for its approval in accordance with Section 2.3.4 of the PLA.  Branding and other requirements for Platinum Software Title Marketing Materials shall be set forth in the Xbox Guide.

(v)                                The Platinum FPU version of the Software Title must be the same or substantially equivalent to the Standard FPU version of the Software Title. Notwithstanding the foregoing, all known material bugs or errors in the Standard FPU version shall be corrected in the Platinum FPU version, and Licensee acknowledges that any such corrections may require the Software Title to be re-Certified at Licensee’s expense.  Licensee may modify or add additional content or features to the Platinum FPU version of the Software Title (e.g., demos or game play changes) subject to Microsoft’s review and approval, which approval shall not be unreasonably withheld, and Licensee acknowledges that any such modifications or additions may also require the Software Title to be re-Certified at Licensee’s expense.

Provided that all of the foregoing conditions have been satisfied with respect to a Software Title in a particular Sales Territory and Licensee provides Microsoft with a completed Platinum Hits Program Publication Form in the form annexed hereto as Exhibit 3 no later than **** days prior to the targeted Commercial Release of the Platinum Software Title, Licensee shall be authorized to manufacture and distribute Platinum FPUs in such Sales Territory.

Additionally, so long as the conditions described in subsections (iii), (iv) and (v) above have been met, Licensee may select one additional Software Title as a Platinum Software Title in each Sales Territory so long as: (a) the applicable Software Title has been commercially available as a Standard FPU in the applicable Sales Territory for at least **** **** months; and (b) a comparable version of the Software Title has been commercially released in the applicable Sales Territory for another game console platform as of **** as part of a program comparable to the Xbox Platinum Hits Program.

III.                                 The section of the PLA entitled “Royalty Payments” (which may be either Section 6.2 or 7.2 of Licensee’s PLA) is hereby deleted in its entirety.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Effective Date on the dates indicated below.

MICROSOFT LICENSING, INC.	[PUBLISHER’S NAME]

/s/ Roxanne V. Spring	/s/ Tim Walsh
By (sign)	By (sign)
Roxanne V. Spring	Tim Walsh
Name (Print)	Name (Print)
CPM	Senior VP, International Publishing & Wireless
Title	Title
12-Mar-2007	March 11, 2003
Date	Date

*  Confidential portion omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 1

XBOX PUBLISHER ROYALTY SELECTION FORM

PLEASE COMPLETE THE BELOW INFORMATION, SIGN THE FORM, AND FAX IT TO MICROSOFT LICENSING, INC. (“MSLI”) AT (775) 826-0506.   UPON RECEIPT OF THE COMPLETED AND SIGNED FORM, MSLI SHALL ACKNOWLEDGE RECEIPT  WHERE INDICATED BELOW AND RETURN A FULLY EXECUTED COPY OF THE FORM TO THE PUBLISHER AT THE FAX NUMBER INDICATED BY THE PUBLISHER BELOW.  THIS FORM SHALL BE BINDING ON THE PARTIES UPON FULL EXECUTION.

•                  PUBLISHER SHALL CHOOSE ONE OF THE ROYALTY OPTIONS SET FORTH BELOW WHICH SHALL APPLY TO ALL OF PUBLISHER’S SOFTWARE TITLES DURING THE TERM OF THE AGREEMENT.

•                  IF PUBLISHER DOES NOT WISH TO CHANGE ITS CURRENT ROYALTY OPTION, PUBLISHER DOES NOT  NEED TO COMPLETE THIS FORM.

•                  IF THIS FORM IS RETURNED ON OR BEFORE **** THE EFFECTIVE DATE OF THE ROYALTY CHANGE WILL ALSO BE ****.  IF THIS FORM IS RETURNED AFTER ****, THE ROYALTY CHANGE WILL NOT BE EFFECTIVE UNTIL THE 1ST DAY OF THE FOLLOWING MONTH.

Publisher name:      THQ Inc.

****	Worldwide	**** (initials)
****	Regional	**** (initials)

(Choose only one of the above)

The undersigned represents that he/she has authority to submit this form on behalf of the above publisher, and that the information contained herein is true and accurate.

/s/ Tim Walsh
By (sign)
Tim Walsh
Name (Print)
SVP, International Publishing & Wireless
Title
818-871-7400
Fax number
3/11/03
Date

RECEIVED AND ACKNOWLEDGED:

MICROSOFT LICENSING, INC.

/s/ Roxanne V. Spring
By (sign)
Roxanne V. Spring
Name (Print)
GPM
Title
12-Mar-2003
Date

*  Confidential portion omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 2

XBOX™ PUBLISHER LICENSING ROYALTY TIER SELECTION FORM

PLEASE COMPLETE THE BELOW INFORMATION, SIGN THE FORM, AND FAX IT TO MICROSOFT LICENSING, INC. (“MSLI”) AT (425) 936-7329 TO THE ATTENTION OF MSLIXASG@MICROSOFT.COM.  UPON RECEIPT OF THE THE COMPLETED AND SIGNED FORM, MSLI SHALL E-MAIL AN ACKNOWLEDGEMENT OF RECEIPT TO THE PUBLISHER AT THE E-MAIL ADDRESS SPECIFIED BY THE PUBLISHER BELOW.  THIS FORM SHALL BE BINDING ONLY UPON PUBLISHER’S RECEIPT OF THE E-MAIL ACKNOWLEDGEMENT.

NOTES:

•                                 THIS FORM MUST BE SUBMITTED AT LEAST **** DAYS PRIOR TO THE SOFTWARE TITLE’S FIRST SUBMISSION OF THE FINAL RELEASE VERSION OF THE SOFTWARE TITLE TO MICROSOFT FOR CERTIFICATION FOR EACH RESPECTIVE SALES TERRITORY.  IF THIS FORM HAS NOT BEEN SUBMITTED WITHIN THIS TIME FRAME THEN THE ROYALTY RATE DEFAULTS TO THE TIER 1 ROYALTY RATE FOR THE APPLICABLE SALES TERRITORY.

•                                 ONCE THE ROYALTY TIER HAS BEEN SELECTED IT IS BINDING FOR THE LIFE OF THE SOFTWARE PRODUCT IN THE SPECIFIED SALES TERRITORY.

•                                 A SEPARATE FORM MUST BE SUBMITTED FOR EACH SALES TERRITORY.

1.               Publisher name:

2.               Xbox Software Title Name:

3.               XMID Number:

                                                        North American

                                                        Japan

                                                        Europe

4.               Manufacturing Region (check one):

                                                        North America

                                                        Japan

                                                        Europe

5.               Sales Territory (check one):

                                                        North American Sales Territory

                                                        Japan Sales Territory

                                                        European Sales Territory

6.               Final Certification Date:

                                                                    North American Sales Territory

                                                                    Japan Sales Territory

                                                                    European Sales Territory

7.               Select Royalty Tier: (check one):

                                                        Tier 1

                                                        Tier 2

                                                        Tier 3

The undersigned represents that he/she has authority to submit this form on behalf of the above publisher, and that the information contained herein is true and accurate.

By (sign)

Name (Print)

Title

E-Mail Address (for confirmation)

Date

*  Confidential portion omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 3

XBOX™ PLATINUM HITS PROGRAM PUBLICATION FORM

PLEASE COMPLETE THE BELOW INFORMATION, SIGN THE FORM, AND FAX IT TO MICROSOFT LICENSING, INC. (“MSLI”) AT (425) 936-7329 TO THE ATTENTION OF MSLIXASG@MICROSOFT.COM WITH A COPY SENT TO PUBLISHER’S XBOX ACCOUNT MANAGER.  UPON RECEIPT OF THE COMPLETED AND SIGNED FORM, MSLI SHALL E-MAIL AN ACKNOWLEDGEMENT OF RECEIPT TO THE PUBLISHER AT THE E-MAIL ADDRESS SPECIFIED BY THE PUBLISHER BELOW.  THIS FORM WILL BE BINDING ONLY UPON PUBLISHER’S RECEIPT OF THE E-MAIL ACKNOWLEDGEMENT.

NOTES:

•                  THIS FORM MUST BE SUBMITTED BY A PUBLISHER IN ORDER TO PUBLISH A SOFTWARE TITLE AS PART OF THE XBOX PLATINUM HITS PROGRAM (OR OTHER COMPARABLE PROGRAM) IN ANY SALES TERRITORY.

•                  A SEPARATE FORM MUST BE SUBMITTED FOR EACH SALES TERRITORY IN WHICH THE PUBLISHER WISHES TO PUBLISH A SOFTWARE TITLE AS PART OF THE PROGRAM.

1.           Publisher name:

1)              Xbox Software Title Name:

2)              XMID Number:

3)              Sales Territory for which Publisher wants to publish the Software Title as a Platinum Hit (check one):

                                                        North American Sales Territory

                                                        Japan Sales Territory

                                                        European Sales Territory

4)              Date of Commercial Release of Software Title in applicable Sales Territory:

5)              Number of Standard FPUs manufactured to date for the Software Title for the applicable Sales Territory:

6)              Projected Commercial Release date of Software Title in the applicable Sales Territory as part of Platinum Hits Program:

7)              Manufacturing Region for Platinum Hits FPUs (check one)

                                                        North America

                                                        Japan

                                                        Europe

*  Confidential portion omitted and filed separately with the Securities and Exchange Commission.

The undersigned represents that he/she has authority to submit this form on behalf of the above publisher, and that the information contained herein is true and accurate.

By (sign)

Name (Print)

Title

E-Mail Address (for confirmation)

Date

*  Confidential portion omitted and filed separately with the Securities and Exchange Commission.